UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report  (Date of earliest event reported)  May 18, 2018

SMART & FINAL STORES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36626	80-0862253
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Citadel Drive, Commerce, CA	90040
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (323) 869-7500

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Cash Incentive Award Agreement with Named Executive Officers

On May 18, 2018, the Compensation Committee (the “Committee”) of the Board of Directors of Smart & Final Stores, Inc. (the “Company”) approved cash incentive awards (the “Awards) to its Named Executive Officers (the “NEOs”) in the amounts set forth below:

Named Executive Officer	Cash Award
David G. Hirz, President and Chief Executive Officer	$1,250,000
Richard N. Phegley, Senior Vice President and Chief Financial Officer	$275,000
Scott R. Drew, Executive Vice President, Smart & Final Operations	$275,000
Edward Wong, Senior Vice President and Chief Information Officer	$150,000
Derek R. Jones, President, Smart Foodservice Warehouse Stores and Executive Vice President, Smart & Final	$275,000

The Awards granted to the NEOs will vest ratably on each of the first three anniversaries of May 18, 2018 (each anniversary, a “Vesting Date”), subject to continued employment with the Company on the Vesting Date.  All or a portion of Mr. Hirz’s Award will be subject to accelerated vesting upon certain terminations of employment, including termination by the Company without Cause or termination by Mr. Hirz for Good Reason or Retirement (each as defined in the employment agreement between the Company and Mr. Hirz, dated December 12, 2017 (the “Hirz Employment Agreement”)), consistent with the vesting terms in the Hirz Employment Agreement applicable to certain of Mr. Hirz’s restricted stock awards.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No	Description

10.1	Form of Smart & Final Stores, Inc. Cash Incentive Award Agreement

10.2	Smart & Final Stores, Inc. Cash Incentive Award Agreement, dated May 21, 2018, by and between Smart & Final Stores, Inc. and David G. Hirz

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART & FINAL STORES, INC.

Date: May 21, 2018

	By:	/s/ Leland P. Smith
	Name:	Leland P. Smith
	Title:	Senior Vice President and General Counsel